                                                                   Exhibit 10.77

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

            THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE, made as of December 31, 1994 by and between CANAL CENTER PROPERTIES, INC., a Georgia corporation ("Maker"), having an office at Suite 2000, 200 Galleria Parkway, N.W., Atlanta, Georgia 30339, and STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands ("Payee"), having an office at Kroostweg Number 149, Zeist, The Netherlands.

            FOR VALUED RECEIVED, Maker promises to pay to the order of Payee at its office recited above or at such other place as may be designated in writing by the holder hereof, the principal sum of Seventeen Million Nine Hundred Sixty Three Thousand Four Hundred Forty and 81/100 Dollars ($17,963,440.81), with interest thereon in lawful money of the United States of America, such principal and interest to be payable as follows:

            Interest and amortization shall be payable in equal constant monthly payments of interest and principal in the amount of One Hundred Fifty One Thousand Forty Six and 35/100 Dollars ($151,046.35) attributable first to interest at the rate of nine and one-half percent (9.5%) per annum, and then the balance to principal, payable on the first day of each month during the term of this Note, beginning on February 1, 1995. The entire unpaid principal balance, together with any accrued but unpaid interest thereon, shall be due and payable on December 31, 1999 (the "Maturity Date").

            This Note is secured, inter alia, by that certain Construction Deed of Trust and Security Agreement dated as of September 15, 1985 from Maker to Real Title Company, Inc., as trustee for the benefit of DIHC Finance Corporation ("DIFCO"), as assigned by DIFCO to Payee by Assignment of Construction Note and Construction Deed of Trust dated December 11, 1989, and as amended by Extension and Modification Agreement of even date herewith (as thus amended, the "Deed of Trust") and (ii) that certain Assignment of Lessor's Interest in Leases dated as of September 15, 1985 from Maker to DIFCO, recorded in Book ___, Page___, aforesaid records, as assigned to Payee by Assignment dated as of December 11, 1989 (as assigned, the "Collateral Assignment") (the Deed of Trust and the Collateral Assignment are herein referred to individually and collectively as the "Security Documents"). Upon any default hereunder and the continuance of such default for a period of twenty (20) days after the due date, or upon any default under the Security Documents and the continuance of such default after the expiration of any applicable grace or cure period thereunder, at Payee's election, Maker shall immediately pay to the holder hereof the principal and interest remaining due and unpaid hereunder, together with all costs and expenses incurred in connection with the collection or attempted collection hereof and reasonable attorneys' fees actually incurred, whether or not suit is instituted. Interest shall accrue on such amounts from the date of such default at the rate of two percent (2%) per annum in excess of the rate charged from time to time by Trust Company Bank, Atlanta, Georgia, on short term (90) day unsecured loans to its preferred customers; provided that any such interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default.

            Maker agrees to be bound to the extent provided in the Security Documents and waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness evidenced hereby or any renewal or extension thereof except as set forth in the Security Documents, waives demand, protest, notice of nonpayment, and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to any extension of time, release of any party liable for the indebtedness evidenced hereby, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever by Payee, any one or all of which may be made without notice to Maker or such released party or any other party.

            This Note may be prepaid in whole or in part at any time upon ten
(10) days' prior written notice, without fee or penalty, but with accrued interest on the amount so prepaid.

            The parties hereto have intended in good faith to comply with all applicable usury laws. Notwithstanding anything to the contrary contained in this Note or any other instrument evidencing, securing, or relating to this Note, Maker shall not be obligated or required to pay interest at a rate which would subject Payee to either criminal or civil liability or forfeiture. If, by the terms of this Note or any other instrument evidencing, securing or relating to this Note, Maker at any time is required or obligated to pay interest on the principal amount of this Note in an amount or at a rate in excess of the applicable legal maximum, the interest due to Payee shall be immediately and automatically reduced to such maximum, the interest payable shall be computed at such maximum rate, and all prior interest payments in excess of such lawful maximum shall be immediately and automatically applied, and shall be deemed to have been treated as having been applied at the time or receipt, in reduction of the principal balance due under this Note.

            The principal amount, plus accrued interest, shall become immediately due and payable at the option of Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Security Documents (subject to any applicable grace period).

            No delays on the part of Payee in exercising any right hereunder or under the Security Documents or any other agreement further evidencing or securing this Note shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default or during the continuance of a subsequent default.

            Notwithstanding any other provisions of this Note or the Security Documents to the contrary, neither the obligation of Maker to pay the debt evidenced by this Note and the Security Documents nor the obligation of Maker to perform any covenant or agreement contained in this Note or the Security Documents, shall be enforced by any action or proceeding wherein or whereby damages or any money judgment shall be sought against Maker or any of its partners or officers, directors or partners of such partners, except a foreclosure or other action against the property encumbered by the Security Documents, and any judgment in any such foreclosure or other action shall be enforceable against Maker only to the extent of its interest in such property and the income therefrom and no deficiency or other personal judgment shall be rendered or entered against Maker or any of its partners or officers, directors or partners of such partners in such foreclosure or other action. Nothing in this paragraph shall, however, (1) be deemed to affect the priority of the lien and the security title created by the Security Documents, (2) impair the right of Payee to accelerate the maturity of this Note (or to avail itself of its other rights and remedies against the property encumbered by the Security Documents and Maker's interest therein,) upon a default under this Note or the Security Documents, or (3) relieve Maker of any of the covenants or obligations set forth in this note or the Security Documents subject, however, to the limitations on personal liability set forth above.

            This Second Amended and Restated Note constitutes an amendment and restatement of that certain Amended and Restated Note from Maker to Payee dated as of December 11, 1989 and does not constitute a novation.

            This Note may not be modified or terminated orally. This Note may be assigned by Payee, in its sole discretion , without the consent of Maker. This Note shall be construed and enforced in accordance with the law of the Commonwealth of Virginia.

            The Property encumbered by the Security Documents is located in the City of Alexandria, Arlington County, Virginia.

            IN WITNESS WHEREOF, Maker has executed this Note under seal effective as of the date first set forth above.

                                           CANAL CENTER PROPERTIES, INC.
                                           a Georgia Corporation


                                           By: /s/ Barrington H. Branch
                                              ---------------------------------
                                              Barrington H. Branch
                                              President



                                           Attest: /s/ C. Lowell Ball
                                                  -----------------------------
                                                  C. Lowell Ball
                                                  Secretary

                   SECOND AMENDED AND RESTATED PROMISSORY NOTE

            THIS SECOND AMENDED AND RESTATED PROMISSORY NOTE, made as of December 31, 1994 by and between CANAL CENTER PROPERTIES, INC., a Georgia corporation ("Maker"), having an office at Suite 2000, 200 Galleria Parkway, N.W., Atlanta, Georgia 30339, and STICHTING PENSIOENFONDS VOOR DE GEZONDHEID, GEESTELIJKE EN MAATSCHAPPELIJKE BELANGEN, a foundation formed according to the laws of The Netherlands ("Payee"), having an office at Kroostweg Number 149, Zeist, The Netherlands.

            FOR VALUED RECEIVED, Maker promises to pay to the order of Payee at its office recited above or at such other place as may be designated in writing by the holder hereof, the principal sum of Seventeen Million Nine Hundred Sixty Three Thousand Four Hundred Forty and 81/100 Dollars ($17,963,440.81), with interest thereon in lawful money of the United States of America, such principal and interest to be payable as follows:

            Interest and amortization shall be payable in equal constant monthly payments of interest and principal in the amount of One Hundred Fifty One Thousand Forty Six and 35/100 Dollars ($151,046.35) attributable first to interest at the rate of nine and one-half percent (9.5%) per annum, and then the balance to principal, payable on the first day of each month during the term of this Note, beginning on February 1, 1995. The entire unpaid principal balance, together with any accrued but unpaid interest thereon, shall be due and payable on December 31, 1999 (the "Maturity Date").

            This Note is secured, inter alia, by that certain Construction Deed of Trust and Security Agreement dated as of September 15, 1985 from Maker to Real Title Company, Inc., as trustee for the benefit of DIHC Finance Corporation ("DIFCO"), as assigned by DIFCO to Payee by Assignment of Construction Note and Construction Deed of Trust dated December 11, 1989, and as amended by Extension and Modification Agreement of even date herewith (as thus amended, the "Deed of Trust") and (ii) that certain Assignment of Lessor's Interest in Leases dated as of September 15, 1985 from Maker to DIFCO, recorded in Book ___, Page___, aforesaid records, as assigned to Payee by Assignment dated as of December 11, 1989 (as assigned, the "Collateral Assignment") (the Deed of Trust and the Collateral Assignment are herein referred to individually and collectively as the "Security Documents"). Upon any default hereunder and the continuance of such default for a period of twenty (20) days after the due date, or upon any default under the Security Documents and the continuance of such default after the expiration of any applicable grace or cure period thereunder, at Payee's election, Maker shall immediately pay to the holder hereof the principal and interest remaining due and unpaid hereunder, together with all costs and expenses incurred in connection with the collection or attempted collection hereof and reasonable attorneys' fees actually incurred, whether or not suit is instituted. Interest shall accrue on such amounts from the date of such default at the rate of two percent (2%) per annum in excess of the rate charged from time to time by Trust Company Bank, Atlanta, Georgia, on short term (90) day unsecured loans to its preferred customers; provided that any such interest which has accrued shall be paid at the time of and as a condition precedent to the curing of any default.

            Maker agrees to be bound to the extent provided in the Security Documents and waives and renounces any and all exemption rights and the benefit of all valuation and appraisal privileges as against the indebtedness evidenced hereby or any renewal or extension thereof except as set forth in the Security Documents, waives demand, protest, notice of nonpayment, and any and all lack of diligence or delays in the collection or enforcement hereof, and expressly consents to any extension of time, release of any party liable for the indebtedness evidenced hereby, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever by Payee, any one or all of which may be made without notice to Maker or such released party or any other party.

            This Note may be prepaid in whole or in part at any time upon ten
(10) days' prior written notice, without fee or penalty, but with accrued interest on the amount so prepaid.

            The parties hereto have intended in good faith to comply with all applicable usury laws. Notwithstanding anything to the contrary contained in this Note or any other instrument evidencing, securing, or relating to this Note, Maker shall not be obligated or required to pay interest at a rate which would subject Payee to either criminal or civil liability or forfeiture. If, by the terms of this Note or any other instrument evidencing, securing or relating to this Note, Maker at any time is required or obligated to pay interest on the principal amount of this Note in an amount or at a rate in excess of the applicable legal maximum, the interest due to Payee shall be immediately and automatically reduced to such maximum, the interest payable shall be computed at such maximum rate, and all prior interest payments in excess of such lawful maximum shall be immediately and automatically applied, and shall be deemed to have been treated as having been applied at the time or receipt, in reduction of the principal balance due under this Note.

            The principal amount, plus accrued interest, shall become immediately due and payable at the option of Payee upon the happening of any event by which said balance shall or may become due and payable under the terms of the Security Documents (subject to any applicable grace period).

            No delays on the part of Payee in exercising any right hereunder or under the Security Documents or any other agreement further evidencing or securing this Note shall operate as a waiver thereof or preclude the exercise thereof at any time during the continuance of any default or during the continuance of a subsequent default.

            Notwithstanding any other provisions of this Note or the Security Documents to the contrary, neither the obligation of Maker to pay the debt evidenced by this Note and the Security Documents nor the obligation of Maker to perform any covenant or agreement contained in this Note or the Security Documents, shall be enforced by any action or proceeding wherein or whereby damages or any money judgment shall be sought against Maker or any of its partners or officers, directors or partners of such partners, except a foreclosure or other action against the property encumbered by the Security Documents, and any judgment in any such foreclosure or other action shall be enforceable against Maker only to the extent of its interest in such property and the income therefrom and no deficiency or other personal judgment shall be rendered or entered against Maker or any of its partners or officers, directors or partners of such partners in such foreclosure or other action. Nothing in this paragraph shall, however, (1) be deemed to affect the priority of the lien and the security title created by the Security Documents, (2) impair the right of Payee to accelerate the maturity of this Note (or to avail itself of its other rights and remedies against the property encumbered by the Security Documents and Maker's interest therein,) upon a default under this Note or the Security Documents, or (3) relieve Maker of any of the covenants or obligations set forth in this note or the Security Documents subject, however, to the limitations on personal liability set forth above.

            This Second Amended and Restated Note constitutes an amendment and restatement of that certain Amended and Restated Note from Maker to Payee dated as of December 11, 1989 and does not constitute a novation.

            This Note may not be modified or terminated orally. This Note may be assigned by Payee, in its sole discretion , without the consent of Maker. This Note shall be construed and enforced in accordance with the law of the Commonwealth of Virginia.

            The Property encumbered by the Security Documents is located in the City of Alexandria, Arlington County, Virginia.

            IN WITNESS WHEREOF, Maker has executed this Note under seal effective as of the date first set forth above.

                                           CANAL CENTER PROPERTIES, INC.
                                           a Georgia Corporation


                                           By: /s/ Barrington H. Branch
                                              ---------------------------------
                                              Barrington H. Branch
                                              President



                                           Attest: /s/ C. Lowell Ball
                                                  -----------------------------
                                                  C. Lowell Ball
                                                  Secretary